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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the incorporation by reference in Coastway Bancorp, Inc.'s Registration Statement No. 333-193362 and 333-205846 on Forms S-8 of our report dated March 16, 2017 on the consolidated financial statements of Coastway Bancorp, Inc. and Subsidiary as of December 31, 2016 and 2015 and for the years then ended, appearing in this Annual Report on Form 10-K.

/s/ Crowe Horwath LLP

Livingston, New Jersey

March 16, 2017

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM